Exhibit 32.1

Certifications of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of The Jean Coutu-Group (PJC) Inc. (the “Company”) on Form 40-F for the fiscal year ended May 27, 2006 (the “Report”), we Jean Coutu, Chief Executive Officer of the Company, and André Belzile, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

(s) Jean Coutu

____________________

Jean Coutu

Chief Executive Officer

(s) André Belzile

____________________

André Belzile

Chief Financial Officer

Date: August 3, 2006